Exhibit 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Cannapharmarx Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission on September 14, 2018 (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2018	/s/ Dominick Colvin
Dominick Colvin, Chief Executive Officer

Dated: September 14, 2018	/s/ Gary Herick
Gary Herick, Chief Financial Officer